                                                                  Exhibit 10.1.1

                                                                  Execution Copy

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

          AMENDMENT NO. 1 (this "AGREEMENT"), dated as of _______, 2005, to the Credit Agreement, dated as of April 6, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Prestige Brands, Inc., a Delaware corporation (the "BORROWER"), Prestige Brands International, LLC, a Delaware limited liability company (the "PARENT"), the Lenders and Issuers party thereto and Citicorp North America, Inc., as agent for the Lenders and Issuers (in such capacity, the "ADMINISTRATIVE AGENT"), Bank of America, N.A., as syndication agent, and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc., as documentation agent. Citigroup Global Markets Inc. and Banc of America Securities LLC have acted as joint lead arrangers and joint book-running managers. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement, as amended hereby.

                              W I T N E S S E T H:

          WHEREAS, the Ultimate Parent proposes to enter into an initial public offering of common Stock of the Ultimate Parent and to use the proceeds of such initial public offering to retire certain indebtedness and to redeem Stock of the Ultimate Parent; and

          WHEREAS, the Borrower, the Parent, the Lenders and the Administrative Agent have agreed to make certain amendments to the Credit Agreement, as set forth herein, (i) to reduce the interest rate in respect of the Facilities, (ii) to modify the definition of Permitted Acquisition to permit acquisitions so long as certain financial conditions are satisfied on a Pro Forma Basis, (iii) to increase the available amount of the Facility Increase to $200,000,000 for all requests made after the effectiveness of this Agreement, (iv) to permit the optional prepayment of the Tranche C Loans from the proceeds of an initial public offering of the common Stock of the Parent before the payment in full of the First-Priority Secured Obligations, (v) to eliminate the mandatory prepayment of the Net Cash Proceeds arising from Equity Issuances, (vi) to postpone the first mandatory prepayment of Excess Cash Flow until the Fiscal Year 2006, (vii) to amend the financial covenants set forth in ARTICLE V (FINANCIAL COVENANTS) of the Credit Agreement, (viii) to permit the incurrence of an unlimited amount of Additional Subordinated Debt, subject to compliance with the financial covenants set forth in ARTICLE V (FINANCIAL COVENANTS) of the Credit Agreement on a pro forma basis, (ix) to increase the principal amount of permitted general unsecured Indebtedness to $50,000,000, (x) to increase the amount of permitted general asset sales to up to $50,000,000 in any Fiscal Year, and (xi) to permit the repurchase or redemption of preferred Stock of the Parent with the proceeds of an initial public offering of Stock of the Parent.

          NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

     SECTION 1.   AMENDMENTS TO THE CREDIT AGREEMENT

          The Credit Agreement is, effective as of the Effective Date (as defined in SECTION 2 hereof), hereby amended as follows:

          (a) The definition of "APPLICABLE MARGIN" in SECTION 1.1(DEFINED TERMS) of the Credit Agreement shall be amended by amending and restating clause
(a) thereof as follows:

                  "(a) with respect to (i) Tranche B Loans maintained as Base Rate Loans, a rate equal to 1.25% per annum and (ii) Tranche B Loans maintained as Eurodollar Rate Loans, a rate equal to 2.25% per annum."

          (b) The definition of "PERMITTED ACQUISITION" in SECTION 1.1 (DEFINED TERMS) of the Credit Agreement shall be amended by deleting CLAUSE (e) therefrom and amending and restating CLAUSE (j) thereof as follows:

                  "(j) on the date of the consummation of such Proposed Acquisition and after giving effect thereto the Parent shall (i) be in compliance with ARTICLE V (FINANCIAL COVENANTS), and (ii) have a Leverage Ratio that is at least 0.25 to 1 less than the requirements of SECTION 5.1 (MAXIMUM LEVERAGE RATIO), in each case, on a Pro Forma Basis after giving effect to such Proposed Acquisition (and with the Leverage Ratio recomputed as of the last day of the most recently ended Fiscal Quarter for which Financial Statements have been delivered pursuant to SECTION 6.1(b) or (c) (FINANCIAL STATEMENTS))."

          (c)     The definition of "ULTIMATE PARENT" in SECTION 1.1
(DEFINED TERMS) of the Credit Agreement shall be deleted in its entirety and the following shall be inserted in its place:

                  ""ULTIMATE PARENT" means Prestige International Holdings, LLC (formerly known as MedTech/Denorex LLC), a Delaware limited liability company; PROVIDED, HOWEVER, when used in SECTION 6.6 (SEC FILINGS; PRESS RELEASES) and the context of an initial public offering of Stock of the Ultimate Parent, including in the definition of "CHANGE OF CONTROL," Ultimate Parent also means the direct parent of Prestige International Holdings, LLC, Prestige Brands Holdings, Inc., a Delaware corporation."

          (d) SECTION 2.1 (FACILITIES INCREASE) shall be amended by deleting the reference to "150,000,000 in the aggregate for all such requests" in CLAUSE
(c)(i) thereof and inserting in its place "$200,000,000 in the aggregate for all such requests made after the effectiveness of Amendment No. 1 to the Credit Agreement dated _______, 2005" and by inserting at the end of the first sentence of CLAUSE (c)(i) thereof "from and after the effectiveness of Amendment No. 1 to the Credit Agreement dated ______, 2005".

          (e) SECTION 2.8(b)(OPTIONAL PREPAYMENTS) shall be amended by inserting at the end thereof a new sentence as follows:

                  "Notwithstanding the foregoing, the Borrower may prepay the Tranche C Loans in full prior to the prepayment of the First Priority Secured Obligations if such prepayment (x) is a prepayment in full of the Tranche C Loans and all outstanding interest thereon and any prepayment fee owing with respect to such prepayment and (y) is made from the proceeds of an initial public offering of the Stock of the Ultimate Parent.

          (f) SECTION 2.9 (MANDATORY PREPAYMENTS) shall be amended by deleting from CLAUSE (a)(i)(A) thereof each reference to "$5,000,000" therein and inserting in their places "$15,000,000", by deleting CLAUSE (a)(ii) thereof in its entirety, by deleting from CLAUSE (b) thereof the first reference to "Fiscal Year 2005" therein and inserting in its place "Fiscal Year 2006", and by deleting from CLAUSE (b) thereof the parenthetical "(or, in the case of Fiscal Year 2005, the period beginning on the Closing Date and ending on the last day of such Fiscal Year)." In addition, notwithstanding any reference to any mandatory prepayment from Net Cash Proceeds of an Equity Issuance remaining in the Credit Agreement, such references shall not be construed to require any mandatory prepayment from the net cash proceeds of an Equity Issuance.

          (g) SECTION 5.1 (MAXIMUM LEVERAGE RATIO) of the Credit Agreement shall be amended by deleting the covenant level grid in CLAUSE (a) thereof and inserting in its place a new covenant level grid as follows:

            FISCAL QUARTER ENDING             MAXIMUM LEVERAGE RATIO
            --------------------------------------------------------
                March 31, 2005                      5.50 to 1
                June 30, 2005                       5.50 to 1
              September 30, 2005                    5.50 to 1
              December 31, 2005                     5.25 to 1

                March 31, 2006                      5.25 to 1
                June 30, 2006                       5.25 to 1
              September 30, 2006                    5.00 to 1
              December 31, 2006                     5.00 to 1

                March 31, 2007                      5.00 to 1
                June 30, 2007                       5.00 to 1
              September 30, 2007                    4.50 to 1
              December 31, 2007                     4.50 to 1

                March 31, 2008                      4.50 to 1
                June 30, 2008                       4.50 to 1
              September 30, 2008                    4.25 to 1
              December 31, 2008                     4.25 to 1

                March 31, 2009                      4.25 to 1
                June 30, 2009                       4.25 to 1
              September 30, 2009                    4.00 to 1
              December 31, 2009                     4.00 to 1

                March 31, 2010                      4.00 to 1
                June 30, 2010                       4.00 to 1
              September 30, 2010                    3.75 to 1
              December 31, 2010                     3.75 to 1

                March 31, 2011                      3.75 to 1

          (h) SECTION 5.2 (MINIMUM INTEREST COVERAGE RATIO) of the Credit Agreement shall be amended by deleting the covenant level grid in CLAUSE (a) thereof and inserting in its place a new covenant level grid as follows:

                                                             MINIMUM INTEREST
          EACH FISCAL QUARTER ENDING DURING THE PERIOD        COVERAGE RATIO
         --------------------------------------------------------------------
           January 1, 2005 through September 30, 2005           2.50 to 1

         From October 1, 2005 through December 31, 2008         2.75 to 1

         From January 1, 2009 through December 31, 2009         3.00 to 1

          From January 1, 2010 through March 31, 2011           3.25 to 1

          (i) SECTION 8.1 (INDEBTEDNESS) of the Credit Agreement shall be amended by amending and restating CLAUSE (k)(ii) thereof as follows:

                  "(ii) Additional Subordinated Indebtedness (PROVIDED that at the time of the incurrence of such Indebtedness the Borrower is in compliance with ARTICLE V (FINANCIAL COVENANTS) on a PRO FORMA basis after giving effect to the incurrence of such Additional Subordinated Indebtedness (recomputed as of the last day of the most recently ended Fiscal Quarter for which Financial Statements have been delivered pursuant to SECTION 6.1(b) or (c) (FINANCIAL STATEMENTS))).";

and by amending CLAUSE (s) thereof by deleting the reference to "$10,000,000" therein and inserting in its place "$50,000,000".

          (j) SECTION 8.4 (ASSET SALES) of the Credit Agreement shall be amended by deleting from CLAUSE (k) thereof the reference to "$15,000,000" and inserting in its place "$50,000,000".

          (k) SECTION 8.5 (RESTRICTED PAYMENTS) of the Credit Agreement shall be amended by deleting the reference to "3.75 to 1" in CLAUSE (c) and inserting in its place "4.0 to 1", deleting the period at the end of CLAUSE (c) and inserting "; and" at the end thereof, and inserting a new CLAUSE (d) at the end of SECTION 8.5 (RESTRICTED PAYMENTS) as follows:

                  "(d) the repurchase or redemption of the preferred Stock of the Parent with net proceeds of an initial public offering of the Stock of the Ultimate Parent."

          (l) SECTION 8.11 (MODIFICATION OF CONSTITUENT DOCUMENTS) shall be amended by inserting at the end thereof a new sentence as follows:

                  "Notwithstanding the foregoing, the Parent may, with the consent of the Administrative Agent, amend its Constituent Documents in connection with an initial public offering of the Stock of the Ultimate Parent."

          (m) SECTION 8.12 (MODIFICATION OF RELATED DOCUMENTS) shall be amended by inserting at the end thereof a new sentence as follows:

                  "Notwithstanding the foregoing, the Parent or Borrower may, with the consent of the Administrative Agent, amend the Related Documents in connection with an initial public offering of the Stock of the Ultimate Parent."

     SECTION 2.   CONDITIONS PRECEDENT

          This Agreement shall become effective as of the date that each of the following conditions precedent shall have been satisfied or duly waived by the Administrative Agent (such date, the "EFFECTIVE DATE") (PROVIDED that, notwithstanding the satisfaction or due waiver of each of the following conditions, the amendment set forth in clause (a) of Section 1 above shall become effective only if this Agreement is signed by each Tranche B Lender):

          (a) CERTAIN DOCUMENTS. The Administrative Agent shall have received each of the following (unless otherwise agreed by the Administrative Agent), in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

                  (i) this Agreement, duly executed by the Borrower, the Parent, the Administrative Agent and the Requisite Lenders; and

                  (ii) such additional documentation as the Administrative Agent may reasonably require.

          (b) PAYMENT OF FEES COSTS AND EXPENSES. The Administrative Agent shall have received payment of all fees, costs and expenses, including, without limitation, all fees, costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) in connection with this Agreement, the Credit Agreement and each other Loan Document, as required by SECTION 4 hereof.

          (c) CONSUMMATION OF THE INITIAL PUBLIC OFFERING. The Ultimate Parent shall have received gross proceeds from an initial public offering of its common Stock in an amount sufficient for the exercise by the Borrower of the entire amount of the "equity clawback" under the Subordinated Notes and for the repayment in full of the Tranche C Loans.

          (d) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties contained in SECTION 3 below shall be true and correct.

          (e) NO DEFAULT OR EVENT OF DEFAULT. After giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing.

     SECTION 3.   REPRESENTATIONS AND WARRANTIES

          On and as of the Effective Date, after giving effect to this Agreement, each of the Parent and the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

          (a) this Agreement has been duly authorized, executed and delivered by each of the Parent and the Borrower and constitutes a legal, valid and binding obligation of the Parent and the Borrower, enforceable against the Parent and the Borrower in accordance with its terms and the Credit Agreement as modified by this Agreement and constitutes the legal, valid and binding obligation of the Parent and the Borrower, enforceable against the Parent and the Borrower in accordance with its terms, except as such enforceability may be limited by general principles of equity and applicable bankruptcy, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

          (b)     each of the representations and warranties contained in
ARTICLE IV (REPRESENTATIONS AND WARRANTIES) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; PROVIDED, HOWEVER, that references therein to the "CREDIT AGREEMENT" shall be deemed to refer to the Credit Agreement as amended or otherwise modified hereby and after giving effect to the consents and waivers set forth herein;

          (c) no Default or Event of Default has occurred and is continuing after giving effect to this Agreement.

     SECTION 4.   FEES AND EXPENSES

          The Borrower and each other Loan Party agrees to pay in accordance with the terms of SECTION 11.3(a) (COSTS AND EXPENSES) of the Credit Agreement all fees, costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Agreement and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

     SECTION 5.   REFERENCE TO THE EFFECT ON THE LOAN DOCUMENTS

          (a) Each reference in the Credit Agreement to "THIS AGREEMENT," "HEREUNDER," "HEREOF," "HEREIN," or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like "THEREUNDER", "THEREOF" and words of like import), shall mean and be a reference to the Credit Agreement as modified hereby, and this Agreement and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Agreement.

          (b) Except as expressly modified hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

          (d)     This Agreement is a Loan Document.

     SECTION 6.   EXECUTION IN COUNTERPARTS

          This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 7.   GOVERNING LAW

          This Agreement shall be governed by and construed in accordance with the law of the State of New York.

     SECTION 8.   SECTION TITLES

          The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.

     SECTION 9.   NOTICES

          All communications and notices hereunder shall be given as provided in the Credit Agreement.

     SECTION 10.  SEVERABILITY

          The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

     SECTION 11.  SUCCESSORS

          The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     SECTION 12.  WAIVER OF JURY TRIAL

          EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers and members thereunto duly authorized, on the date indicated below.


                              PRESTIGE BRANDS, INC.,
                              AS BORROWER UNDER THE CREDIT AGREEMENT


                              By:
                                 --------------------------------------
                              Name:
                              Title:
                              Date:

                              PRESTIGE BRANDS INTERNATIONAL, LLC,
                              AS THE PARENT


                              By:
                                 --------------------------------------
                              Name:
                              Title:
                              Date:

                              CITICORP NORTH AMERICA, INC.,
                              AS ADMINISTRATIVE AGENT UNDER THE CREDIT AGREEMENT


                              By:
                                 --------------------------------------
                              Name:
                              Title:
                              Date:

                              [Lenders]

                              [________],
                              AS A LENDER UNDER THE CREDIT AGREEMENT


                              By:
                                 --------------------------------------
                              Name:
                              Title:
                              Date:

                                     - ii -